Exhibit 10.23





                           D & E COMMUNICATIONS, INC.

                             OFFICER INCENTIVE PLAN



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                           D & E COMMUNICATIONS, INC.

                       INTRODUCTION AND HIGHLIGHTS OF THE

                             OFFICER INCENTIVE PLAN




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                           D & E COMMUNICATIONS, INC.


                             OFFICER INCENTIVE PLAN


                                TABLE OF CONTENTS



                                                                         Page(s)


Introduction and Highlights of Officer
   Incentive Plan........................................................ 1 - 2

Officer Incentive Plan Document.......................................... 1 - 4

Officer Incentive Plan Appendices........................................ 1 - 5
    Appendix A:  Plan Participants
    Appendix B:  Internal Performance Goals
    Appendix C:  Calculation of Officer Awards
    Appendix D:  Base Salaries of Plan Participants
    Appendix E:  Maximum Cost of the Plan

Officer Incentive Plan Achievement Appraisal............................. 1 - 5


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                           D & E COMMUNICATIONS, INC.

Introduction and Highlights                                               Page 1
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                     INTRODUCTION AND HIGHLIGHTS OF OFFICER
                                 INCENTIVE PLAN


It is important to examine the benefits which accrue to the organization through the operation of the incentive plan. The plan impacts directly on top management employees and other senior executives - those most critical to the Company's success - and its purpose can be summarized as follows:

o Provides Motivation: the opportunity for incentive awards provides officers with the impetus to "stretch" for challenging, yet attainable goals.

o Provides Retention: by enhancing the competitive compensation posture and offering an opportunity for incentive awards on an annual basis or on a deferral basis.

o Provides Management Team Building: by making the incentive award dependent on the attainment of goals, a "team-orientation" is fostered among the participant group.

o Provides Competitive Compensation Strategy: the implementation of officer incentive arrangements is an accepted trend in the industry.


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                           D & E COMMUNICATIONS, INC.

Introduction and Highlights                                               Page 2
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 Highlights of the Officer Incentive Plan included on the following pages are:

1. The recommended plan is competitive with the industry in general and other industries.

2. The Board of Directors, of D & E Communications, Inc., control all aspects of the plan subject to Board approval.

3. The six officers of the Company are participants for 1997.

4. The financial criteria necessary for plan operation consist of internal goals and are realistic compared to historical performance and the current financial climate of the Company.

5. Incentive award calculation range from 0% of salary (did not meet goals) to 55.0% of salary (maximum performance under the plan).

6. Actual calculation are "automatic" based on Company performance for Officers.

7. Award distribution will be made during the first quarter following the plan year.

We are confident that the Officer Incentive Plan will meet the Company's needs this year and beyond.


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                           D & E COMMUNICATIONS, INC.




                         OFFICER INCENTIVE PLAN DOCUMENT




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                            D& E COMMUNICATIONS, INC.

Plan Document                                                             Page 1
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                             OFFICER INCENTIVE PLAN


The Board of Directors of D & E Communications, Inc., has established this Officer Incentive Plan. The purpose of the plan is to meet and exceed goals and to promote a superior level of performance. Through payment of incentive compensation beyond base salaries, the plan provides reward for meeting and exceeding goals as well as recognition of individual achievements for plan participants.



                             SECTION I - DEFINITIONS

Various terms used in the plan are defined as follows:

o Award Calculation: Award expressed as a percent of a participant's salary at the beginning of the plan year.

o  Award Distribution:  Award expressed in cash.

o Base Salary: The base salary at the beginning of the plan year, excluding any bonuses, contributions to employee benefit programs, or other compensation not designated as salary.

o  Board of Directors:  The Board of Directors of D & E Communications, Inc.

o  C.E.O.:  Chief Executive Officer of the Company.

o  C.O.O.:  Chief Operating Officer of the Company.

o Plan Participants: Full-time Officers of the Company as listed in Appendix A.

o  Plan Year:  A fiscal year.

o Planned Achievements: Those objectives and goals which are required to activate a portion of the awards under the plan based on individual performance.


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                            D& E COMMUNICATIONS, INC.

Plan Document                                                             Page 2
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                     SECTION II - ELIGIBILITY TO PARTICIPATE


To be eligible for an award under the plan, a plan participant must be in active full-time service of the Company at the start and close of the plan year. If a plan participant voluntarily leaves the employ of the Company during the plan year, he/she is not eligible to receive an award. However, if the active full-time service with the Company of a participant in the plan is terminated by death, disability, retirement, or if a participant is on an approved leave of absence, the C.E.O. may recommend an award to such a participant based on the proportion of the plan year that he/she was in active service with the Company. The plan participants for the plan year are set forth in Appendix A.



                        SECTION III - ACTIVATING THE PLAN


The operation of the plan is predicated on attaining and exceeding performance goals. The goals will consist of internally measured achievements. The corporate goals for each plan year will be approved by the Board of Directors. The corporate goals for the plan year are set forth in Appendix B.


                       SECTION IV - CALCULATION OF AWARDS


o  Officer Awards

   The actual calculation of the Officer awards are based on levels of corporate performance. Appendix C outlines the manner in which these awards are calculated and range between 0% of base salary to 55% of base salary.


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                            D& E COMMUNICATIONS, INC.

Plan Document                                                             Page 3
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                       SECTION V - DISTRIBUTION OF AWARDS

Distribution of awards will be made during the first quarter following the plan year. Distributions must be approved by the Board of Directors. In the event of death, any approved award as outlined in Section II for distribution will become payable to the designated beneficiary of the participant as recorded under the Company's group life insurance program, or in the absence of a valid designation, to the participant's estate. Distribution of awards will be in cash.


                        SECTION VI - PLAN ADMINISTRATION

The Board of Directors shall, with respect to the plan, have full power and authority to construe, interpret and manage, control and administer this plan, and to pass and decide upon cases in conformity with the objectives of the plan under such rules as the Board may establish.

Subject to the provisions of the plan, the Board will determine the award for the Officers.

Any decision made or action taken by the Company, the Board of Directors, the C.E.O., or the C.O.O. arising out of, or in connection with the administration, interpretation, and effect of the plan shall be at their absolute discretion and will be conclusive and binding on all parties.

No member of the Board, the C.E.O., or the C.O.O. shall be liable for any act or action hereunder, whether of omission or commission, by a plan participant or employee or by any agent to whom duties in connection with the administration of the plan have been delegated in accordance with the provision of the plan.

Any member of the Board who is also an officer of the Company shall neither vote on (a) the determination of participants, (b) any award decisions, (c) goal(s) concerning the plan, and (d) any other matter affecting individual interest under the plan, nor shall his or her presence be counted in determining whether a quorum is present at any meeting at which a vote on any of the subjects enumerated above is taken.


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                            D& E COMMUNICATIONS, INC.

Plan Document                                                             Page 4
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                                  SECTION VII -
               AMENDMENT, MODIFICATION, SUSPENSION OR TERMINATION

The Company reserves the right, by and through its Board of Directors to amend, modify, suspend, reinstate or terminate all or any part of the plan at the end of any plan year. The C.E.O. will give prompt written notice to each participant of any amendment, suspension or termination or any material modification of the plan. The Board also reserves the right to withhold or amend award payments based on performance or circumstances deemed to be highly unusual.


                    SECTION VIII - EFFECTIVE DATE OF THE PLAN

The initial effective date of the plan shall be January 1.



                 SECTION X - EMPLOYER RELATION WITH PARTICIPANTS

Neither establishment nor the maintenance of the plan shall be construed as conferring any legal rights upon any participant or any person for a continuation of employment, nor shall it interfere with the right of an employer to discharge any participant or otherwise deal with him/her without regard to the existence of the plan.


                           SECTION XI - GOVERNING LAW

Except to the extent pre-empted under federal law, the provisions of the plan shall be construed, administered and enforced in accordance with the domestic internal law of the State of Pennsylvania.

In the event of relevant changes in the Internal Revenue Code, related rulings and regulations or changes imposed by other regulatory agencies affecting the continued appropriateness of the plan and awards made thereunder, the Board may, at its sole discretion, accelerate or change the manner of payments of any unpaid awards or amend the provisions of the plan.


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                           D & E COMMUNICATIONS, INC.

                        OFFICER INCENTIVE PLAN APPENDICES




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                           D & E COMMUNICATIONS, INC.

Appendix A                                                                Page 1
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                             OFFICER INCENTIVE PLAN


                                PLAN PARTICIPANTS


             Name                                         Title
             ----                                         -----


OFFICERS:


Mrs. Anne B. Sweigart..........Chairman, President and Chief Executive Officer
Mr. Robert M. Lauman...........Executive Vice President, Chief Operating Officer
Mr. G. William Ruhl............Senior Vice President
Mr. Thomas E. Morell...........V.P., Chief Financial Officer and Treasurer
Mr. Donald R. Kaufmann.........Vice President
Mr. W. Garth Sprecher..........V.P. & Secretary


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                           D & E COMMUNICATIONS, INC.

Appendix B                                                                Page 2
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                             OFFICER INCENTIVE PLAN


                           INTERNAL PERFORMANCE GOALS



The Board of Directors has established the following internal performance goals for the 1997 plan year.

     1. EBITDA*: The Company must meet or exceed a EBITDA goal of $15,837,000. **



 * NOTE: EBITDA is earnings before interest, taxes, depreciation and amortization. For purposes of this plan, EBITDA does not include equity in net income from affiliates and AFUDC (Allowance for Funds Used During Construction).



** NOTE:   This goal includes the costs of all Incentive Plans.


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                      D & E COMMUNICATIONS, INC.

Appendix C                                                                Page 3
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                             OFFICER INCENTIVE PLAN


                          CALCULATION OF OFFICER AWARDS





Performance Relative                        OFFICER*
        Plan              EBITDA     Calculation of Award
--------------------   -----------   --------------------
      Below 90%                 --             0%
         90%           $14,253,300         35.00%
        100%           $15,837,000         40.00%
        110%           $17,420,700         45.00%
        120%           $19,004,400         50.00%
        130%           $20,588,100         55.00%



* NOTE: Calculations for the Officers are automatic based on corporate goal attainment.

         Calculations are based on meeting appropriate goals and based on the level of EBITDA.

         Percent is of base salary.


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                           D & E COMMUNICATIONS, INC.

Appendix D                                                                Page 4
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                             OFFICER INCENTIVE PLAN


                       BASE SALARIES OF PLAN PARTICIPANTS




Name                               Title                            1997 Salary*


OFFICERS:


Mrs. Anne B. Sweigart   Chairman, President and C.E.O. .................$170,000
Mr. Robert M. Lauman    EVP, Chief Operating Officer ...................$146,500
Mr. G. William Ruhl     Senior Vice President ..........................$ 87,000
Mr. Thomas E. Morell    V.P., Chief Financial Officer & Treasurer ......$ 77,000
Mr. Donald R. Kaufmann  Vice President .................................$ 75,000
Mr. W. Garth Sprecher   V.P. & Secretary ...............................$ 73,500

* Salary as of January 1, 1997.


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                           D & E COMMUNICATIONS, INC.

Appendix E                                                                Page 5
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                             OFFICER INCENTIVE PLAN


                            MAXIMUM COST OF THE PLAN





Performance                      Maximum
  Relative                       Officer          Before           After
To The Plan      EBITDA       Distributions      Tax Total       Tax Total
-----------      ------       -------------      ---------       ---------
 Below 90%             --        $      0         $      0       $      0
    90%       $14,253,300        $220,150         $220,150       $130,783
    100%      $15,837,000        $251,600         $251,600       $149,467
    110%      $17,420,700        $283,050         $283,050       $168,150
    120%      $19,004,400        $314,500         $314,500       $186,834
    130%      $20,588,100        $345,950         $345,950       $205,517


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                           D & E COMMUNICATIONS, INC.

                             OFFICER INCENTIVE PLAN

                        ACHIEVEMENT APPRAISAL GUIDELINES




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                           D & E COMMUNICATIONS, INC.

Achievement Appraisal                                                     Page 1
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WHO APPROVES THE AWARD RECOMMENDATIONS?

  The Board of Directors will approve the awards for the Officers.

HOW ARE THE AWARDS COMMUNICATED TO THE PARTICIPANTS?

  The most important element in the success of the incentive program is to clearly communicate the basis for each individual award to the participant. Once the awards are approved, the Board will be responsible to present the awards to the C.E.O. and the C.O.O.

  The C.O.O. will be responsible to present the awards to the officers and discuss the appraisal of their achievements. In addition, each executive needs to understand the meaning and significance of the award.


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